EXHIBIT 99.1

Investor and Analyst Contact:	Media Contact:
Jeffrey S. Beyersdorfer	Gary Hanson
(602) 286-1530	(602) 286-1777

WESTERN REFINING LOGISTICS, LP ANNOUNCES FILING OF
REGISTRATION STATEMENT FOR INITIAL PUBLIC OFFERING

EL PASO, Texas - July 25, 2013 - Western Refining Logistics, LP, a wholly owned subsidiary of Western Refining, Inc. (“Western”) (NYSE:WNR) announced today that it has filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (“SEC”) relating to its proposed initial public offering of common units representing limited partner interests. Application will be made to list the common units of Western Refining Logistics, LP on the New York Stock Exchange under the symbol “WNRL”.

Western Refining Logistics, LP was formed by Western to own, operate, develop, and acquire terminals, storage tanks, pipelines, and other logistics assets. Headquartered in El Paso, Texas, Western Refining Logistics, LP expects its initial assets will include pipeline and gathering assets and terminalling, transportation, and storage assets in the Southwestern portion of the U.S.

BofA Merrill Lynch and Barclays are acting as joint book-running managers and structuring agents for the proposed offering. This offering of common units will be made only by means of a prospectus. When available, a preliminary prospectus relating to this offering may be obtained from:

BofA Merrill Lynch
222 Broadway, New York, NY 10038
Attn: Prospectus Department
Email: dg.prospectus_requests@baml.com

Barclays
c/o Broadridge Financial Solutions
1155 Long Island Ave.
Edgewood, NY 11717
Email: barclaysprospectus@broadridge.com

When available, you may also obtain a copy of the preliminary prospectus free of charge by visiting the SEC's website at http://www.sec.gov under the registrant's name, “Western Refining Logistics, LP”.

A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities law of any such state or jurisdiction.

This press release contains forward-looking statements covered by the safe harbor provisions of the PSLRA. The forward-looking statements contained herein include statements about the potential initial public offering of Western Refining Logistics, LP. These statements are subject to the risk that an initial public offering of Western Refining Logistics, LP may not occur, risks relating to the securities markets generally, the impact of adverse market conditions impacting Western's and/or Western Refining Logistics, LP's midstream, logistics and other assets and other risks inherent in Western Refining Logistics, LP's business. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western's and Western Refining Logistics, LP's respective business and operations involve numerous risks and uncertainties, many of which are beyond Western's and Western Refining Logistics, LP's control, which could result in Western's and Western Refining Logistics, LP's expectations not being realized, or otherwise materially affect Western's and/or Western Refining Logistics, LP's financial condition, results of operations, and cash flows. Additional information relating to the uncertainties affecting Western's and Western Refining Logistics, LP's business is contained in Western's and Western Refining Logistics, LP's filings with the SEC and the registration statement related to these securities. These forward-looking statements are only as of the date made, and neither Western nor Western Refining Logistics, LP undertake any obligation to (and expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.